UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 2, 2005
                                                          -------------


                              PAB BANKSHARES, INC.
             (Exact Name of Registrant as Specified in its Charter)


        Georgia                     1-11823                     58-1473302
        -------                     -------                     ----------
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                            Identification No.)


             3250 North Valdosta Road, Valdosta, Georgia   31602
             ---------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (229) 241-2775
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

On March 2, 2005, PAB Bankshares, Inc. (the "Registrant") issued a news release announcing its financial results for the fourth quarter and year ended December 31, 2004. The news release, including financial schedules, is attached as
Exhibit  99.1 to this report and is  incorporated  by  reference  into this Item
2.02.


Item 9.01.      Financial Statements and Exhibits.

               (c) Exhibits:

                   99.1 News release dated March 2, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    PAB BANKSHARES, INC.
                                                    ----------------------------
                                                           (Registrant)


Date:    March 2, 2005                              /s/ Donald J. Torbert, Jr.
         -------------                              ----------------------------
                                                           (Signature)
                                                    Donald J. Torbert, Jr.,
                                                    Executive Vice President and
                                                    Chief Financial Officer

EXHIBIT INDEX
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     Number         Description
     ------         -----------
     99.1           News release dated March 2, 2005.